INVESTMENT IN AN AFFILIATED COMPANY (Condensed Financial Information From FAvS Consolidated Balance Sheets and Statements of Operations) (Details) (TAT Technologies Ltd [Member], First Aviation Services, Inc. [Member], USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
TAT Technologies Ltd [Member] | First Aviation Services, Inc. [Member]
Condensed financial information, balance sheets:
Current assets	$ 31,090	$ 51,973
Long-term assets	9,742	10,080
Total assets	40,832	62,053
Current liabilities	31,476	38,432
Long-term liabilities	35,672	44,463
Total liabilities	67,148	82,895
Condensed financial information, statements of operations:
Net sales	21,579	20,515
Gross profit	9,202	8,626
Income (loss) from continuing operations	(1,476)	630
Net loss	(12,979)	(94)
Loss attributable to common stockholders	$ (13,271)	$ (345)